Investor Presentation

BTCS Inc. (Nasdaq: BTCS)

January 2024

BTCS

StakeSeeker

Builder+

www.btcs.com
www.stakeseeker.com
www.btcs.com/builder

Safe Harbor

The following presentation contains statements, estimates, forecasts, and projections regarding future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team regarding our blockchain infrastructure operations business, planned continued expansions, market opportunity for StakeSeeker our staking-as-a-service platform ("SaaS"), and Builder+ our block builder, and the risk profile of our crypto asset holdings, plans regarding securing other proof of stake blockchains, and potential opportunity of scalable revenue and business growth with limited additional costs. These statements may be identified by the use of words like "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "should," and "seek," and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, regulatory issues, the rewards and costs associated with validating transactions on proof-of-stake blockchains, unexpected issues with our product offerings, the reluctance of users to use our products, a significant decrease in the value of our crypto asset holdings, and our rewards while locked up, loss or theft of the private withdrawal keys resulting in the complete loss of our crypto assets and reward, as well as those risks detailed in our filings with the SEC, including our Form 10-K filed with the SEC on March 31, 2023. The increasing risk of legislation or regulation arising from custodial platforms that may help protect investors presents many unknowns to our business and may increase costs. Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS's website (www.btcs.com). The content on our website is not incorporated into this presentation.

BTCS Business Model

Driving **scalable growth** through a diverse range of business lines leveraging and built on top of our core and proven blockchain infrastructure operations.

StakeSeeker

Cryptocurrency Dashboard and Non-Custodial Staking-as-a-Service Platform

Builder+

Ethereum Block Building

ChainQ

AI Powered Blockchain Analytics *(Under Development)**

Blockchain Infrastructure

Blockchain Infrastructure, our core foundation, has a **predictable revenue stream and earnings** potential. We have a **proven track record** of delivering results.

* ChainQ is currently under development and the Company plans to provide additional information during 2024.

BTCS Value Proposition

Our strategy focuses on driving **scalable growth** of our staking-as-a-service and Ethereum block building operations. Leveraging our expanding blockchain infrastructure and industry experience, we are able to operate and develop cutting edge solutions for rapidly advancing blockchain technologies.

- High growth and scalable business model
- Nasdaq listed
- Dedicated management team with deep industry and capital markets experience
- Disruptive industry
- Low public float, no toxic securities

Financial Highlights* (FY 2023)

BALANCE SHEET

- $27.1 m Total Assets
- Debt Free
- 35% Insider Ownership**
- 17 tokens held (71% ETH)

OPERATIONS

- Revenue - $1.3 m
- Gross Margins - 73%

CORPORATE ACTIONS

- "Bividend" (2022)
- Series V Pref. Stock (2023)

* Unaudited as of 12/31/2023
** Insider ownership as of January 19, 2024

BTCS

Blockchain – Crypto Exposure Options

BTCS offers investors the opportunity to gain **exposure to crypto markets** with a focus on **next-generation blockchains** powering Web 3 and the growth of NFTs, DeFi, and the Metaverse.

1. Direct Crypto Ownership

2. VC & Private Investments

3. Public Companies

Focus	Overview	Business Model	Investment Options
1st Generation Blockchains	• Digital Currency (e.g. Bitcoin) serves as digital store of value • Proof-of-Work ("PoW") Mining	**Proof of work** • Capital Intensive Hardware with no Residual Value • High Energy Consumption • Increasingly Centralized	NYSE, Nasdaq, Cboe: 11 ETFs (Bitcoin), Marathon Digital Holdings, Riot, coinbase, bakkt, Hut 8 — 39+ Options OTC: Sphere3D — 25+ Options
Next-Generation Blockchains	• Infrastructure powering • Web 3, NFTs, DeFi, and the Metaverse • Proof-of-Stake Staking	**Proof of Stake** • Highly Scalable, Hardware-Lite • Higher Transaction Throughput • Environmentally Friendly (ESG) • More Decentralized	Cboe (Canada): 4 Options — Defi Technologies, WonderFi, tokens.com, Ether Capital Nasdaq: 2 Options — BTCS, coinbase *(Primarily an exchange)*

The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management. While we believe the information to be accurate, there may be more exposure options available, and business models may change.

BTCS

Blockchain Infrastructure

BTCS Core Infrastructure

PROOF-OF-STAKE

BTCS secures disruptive next-generation Proof-of-Stake blockchains that power **DeFi, NFT, and Metaverse ecosystems**.

OPERATIONS

BTCS operates and maintains **validator nodes** 24/7 on various networks.

REVENUE

BTCS **earns revenue** by staking our crypto assets, securing blockchain networks, and participating in network consensus mechanisms by validating transactions.



MINA
CARDANO
KUSAMA
SOLANA
ethereum
COSMOS
polygon
Algorand
BTCS

BTCS

Blockchain Networks Secured by BTCS

Our current **blockchain infrastructure** operations are comprised of the networks described below. Our expansion strategy involves the evaluation of **high-utility** and **promising blockchains** that can be supported on the **StakeSeeker** platform.

BTCS Blockchains Networks

ETHEREUM
Leading smart contract layer-one decentralized platform.

COSMOS
"The internet of blockchains" ecosystem for interoperability.

SOLANA
High speed network for dApp development and scalability.

AVALANCHE
Fast, low cost open-source platform for dApps.

POLKADOT
Enables multiple networks to operate together seamlessly.

AXIE INFINITY
NFT based online gaming.

POLYGON
Building and connecting Ethereum - compatible blockchain networks.

AKASH
Decentralized cloud computing marketplace.

KUSAMA
Scalable network for early stage Polkadot deployments.

KAVA
Lightning-fast network connecting Cosmos and Ethereum.

NEAR
Developer and user-friendly dApp platform.

TEZOS
Self-upgradable, security-focused, and energy-efficient.

OASIS
Privacy-enabled scalable blockchain network for DeFi.

MINA
Extremely lightweight blockchain.

EVMOS
Interoperable blockchain for cross-chain dApp development.

For more details on each respective blockchain, visit our website at www.btcs.com

BTCS

StakeSeeker

www.stakeseeker.com

SaaS Market Opportunity – Fragmented Competition

BTCS expects the Staking-as-a-Service market opportunity to **grow with blockchain network adoption**. We anticipate the market participant structure for the subset of blockchains depicted below to be representative of the much larger PoS market.

Total Staked Value

10 BTCS Secured Blockchains (excluding ETH*)

Larger, more well-known organizations like **Coinbase** and **Binance** compete as **custodial** staking options (i.e. on exchanges), which represents a small proportion of the overall staking market.

StakeSeeker provides **non-custodial** staking, targeting a more significant and fragmented market opportunity.



Custodial
$3B, 9%
~20 Validators
coinbase
BINANCE
kraken
Non-Custodial
$34B, 91%
6k+ Validators

*The illustrative chart represents data from the top 10 PoS blockchains currently secured by BTCS in addition to excluding ETH also excludes AVAX and AXS as of September 28, 2022.
This slide reflects solely the opinion of BTCS and its management.

Scalable Business Model

Staking-as-a-Service

- BTCS validator nodes (branded under "StakeSeeker") enable us to provide **non-custodial** staking-as-a-service on various networks.
- As the node operator, we receive a percentage of staking rewards (e.g. a **validator fee**) earned on delegated assets to our nodes from token holders.
- **Revenue increases** with the amount of delegated assets, with limited additional costs.*

StakeSeeker Platform

- StakeSeeker enables users to earn crypto rewards by staking through our non-custodial **Stake Hub** and evaluate their crypto portfolios across exchanges and wallets in a single analytics platform.
- The Platform aims to attract users and delegators, providing a simple means to **delegate/stake** tokens to our nodes, boosting revenue growth through scale.


StakeSeeker
Home
Portfolio
Stake Hub
Rewards
Transactions
Settings
Total Balance:
$1,915,361.04
Available Balance:
$1,915,303.34
Staked:
$54.05
Rewards:
$3.66
+ Add Exchange
+ Add Wallet
Portfolio History
1D
1W
1M
3M
6M
1Y
Last updated: a few seconds ago
USD / Tokens
Hide Fractional Balances
Asset
Exchange/Wallet
Available
Staked
Rewards
Total
Balance
Cardano
$0.38 -12.49% 7d
Coinbase
$8.96
$0
$0
$8.96
$8.96
Avalanche
$17.00 -17.82% 7d
Coinbase
$34.00
$0
$0
$34.00
$34.00
Kusama
$30.16 -16.25% 7d
Coinbase
$30.15
$0
$0
$30.15
$30.15
Tether
$1.00 -0.04% 7d
Coinbase
$47.78
$0
$0
$47.78
$47.78

* Actual increases depend on the fees set by our nodes. Historically, we have offered 0% introductory fees to grow delegations.

Comparison to a More Widely Known Business Model

Asset Held by Individual	Decision to Monetize Asset	Monetizing Activity	Earnings & Payouts
Individual Owns Property	Property Listed on Airbnb for Rent	Property Rented	Rental Fee (90% / 10% airbnb)
Individual Holds Crypto	Tokens Staked to StakeSeeker Nodes	Transaction Validated	Blockchain Rewards (90% / 10% StakeSeeker by BTCS)

Individual chooses to monetize their assets. **Renting physical assets** to earn rental income on **Airbnb's** platform is a similar concept to **staking tokens** to earn rewards using **BTCS's StakeSeeker** nodes.

Staked tokens are **delegated** to nodes to validate blockchain transactions and earn rewards.

Validator nodes operators earn a **fee** on rewards earned, similar to the **service fee** Airbnb charges for listing properties on its platform.

For illustrative purposes only. Airbnb and validator node operations are significantly different in many respects. Fees charged by Airbnb and validator node operators vary and are subject to change.

Delegated Proof-of-Stake Blockchain Mechanics*

What is Staking?

- Staking cryptocurrencies involves supporting the **consensus mechanism** of a Proof-of-Stake blockchain. The process involves committing crypto assets to support and validate transactions on a blockchain network, **earning rewards** for successful verification of transactions.
- Delegator's tokens are locked in network-based **smart contracts** ("Staked") with validator nodes as an incentive to ensure transaction validation adheres to the rules of the blockchain network.
- Rewards are typically earned based on the number of tokens staked to a node selected to **validate transactions** on a blockchain.



Token Holders
Blockchain Network
90% Rewards
1
3
Token Holders Delegate Rights
10% Fee
Transaction Validation
2
Validator Node

1 **Token Holders** ("Delegators") delegate their tokens to a Validator Node, but maintain their private keys (i.e. money), hence non-custodial.

2 **Validator Node** actively participates in the consensus mechanism and validates transactions.

3 **Blockchain Network** Rewards are distributed by the network to Token Holders and Fees for providing technical infrastructure are sent to Validator Node operators.

*For illustrative purposes only, actual fees may differ based on blockchain and competition.

BTCS

StakeSeeker

StakeSeeker is BTCS's proprietary **cryptocurrency dashboard**, offering users a consolidated view of their crypto portfolio across various exchanges and wallets. It also provides innovative **portfolio analytics** and a non-custodial way to **earn staking rewards** on crypto assets.

Connect

Link exchanges and wallets where your crypto is held to evaluate and monitor your consolidated crypto portfolio in a central dashboard.

Analyze

Analyze your crypto performance with a suite of data analytic and reporting tools, including trading history and rewards tracking.

Stake

Delegate your crypto to StakeSeeker validators to participate in networks and earn rewards.


Portfolio
Portfolio History
Relative Performance
Allocation
Token History
Exchange/Wallet Distribution

BTCS

Builder+

www.btcs.com/builder

Market Opportunity - Ethereum Block Builders

The Ethereum block-building market represents a critical component of validator reward distribution. The current builder market is dominated by a **small number of network participants**.

Market Concentration[1]


Other Builders
$63M, 9.7%
4 Largest Builders
$582M, 90.3%

Current builder market ripe for a new **compliant** entrant to gain market share.

Market poised for growth primarily through:

1) Price appreciation

2) Increasing transactions on the network (utility)

Estimated Annual MEV Payments Distributed to All Validators | **$645 m[2]**

Total Ethereum blocks built using a builder | **92%[3]**

The illustrative chart represents the distribution of market share of Ethereum block builders.
Sources: (1) Rated.network ranging from 12/18/2023 – 1/18/2024. (2) Mevboost.pics ranging from 12/1/2022-12/1/2023 using a $2,200 ETH price. (3) Mevboost.pic 12/18/2023

Builder+

What is Builder+?

- Builder+ is our newly developed Ethereum block builder, which utilizes advanced algorithms to meticulously construct optimized blocks for on-chain validation designed to maximize revenue (MEV).
- Builders monitor the Ethereum transaction queue (mempool) for pending transactions and reorder them strategically to create an ``optimized block`` that contains transactions with the highest fees.
- Builders pay a fee to increase their block's chances of selection by a validator and earn the transaction fees associated with the transactions in the selected block.

Chronological Order vs. MEV Optimized Block



#1
#2
#3
#4
#5
#6
Fee: 10
Fee: 40
Fee: 15
Fee: 20
Fee: 25
Fee: 35
Transaction Queue
Chronological Order Total Fees:
65
MEV Optimized Order Total Fees:
100

Builder+

How builders add value to Ethereum's blockchain

Increase Validator Incentives

Builders boost validator incentives by simplifying the process of capturing MEV rewards associated with proposed blocks, making participation in the network more lucrative and competitive.

Enhances Decentralization

Builders promote decentralization by reducing the technical barriers for validators to maximize rewards, ensuring a broader and more diverse set of participants in the network, and reducing risks of censorship by separating the builder and proposer roles.

Improves Network Capabilities

Builders enhance the network's efficiency by optimizing block construction and transaction order, which may result in increased transaction throughput, alleviated network congestion, and improved overall performance.

Promotes Innovation

Builders are poised to foster innovation within the Ethereum ecosystem by expanding the MEV marketplace and streamlining MEV strategies. This empowers developers to focus on creating value-added applications and services, cultivating a culture of innovation throughout the network.

Builder+

Why is BTCS Launching Builder+?

Harness MEV Revenue

Empower Validators

OFAC Compliance

Fuel Ethereum's Growth

Highly Scalable

By operating our own builder with Builder+, we bolsters our Ethereum blockchain infrastructure strategy by diversifying operations, reducing reliance on third-parties, and ensuring compliance.

Builder+ is poised to unlock scalable revenue opportunities by positioning itself strategically to capture market share.

BTCS

Key Service Providers

Equity Stock Transfer	Transfer Agent
Nason Yeager Gerson Harris & Fumero, P.A.	Legal Counsel
RBSM	Auditor

Contact Us

IR Ph: 202-987-8368
Email: ir@btcs.com

www.btcs.com
www.stakeseeker.com
www.btcs.com/builder

twitter.com/NasdaqBTCS
www.linkedin.com/Nasdaq-btcs
www.facebook.com/pg/NasdaqBTCS/posts/
www.youtube.com/c/BTCSInc
Discord: https://discord.gg/9vW5HkWBJG

BTCS

Appendix

BTCS

Management & Board

Management



Charles Allen
Chief Executive Officer & Chairman of the Board



Michal Handerhan
Chief Operating Officer & Director



Michael Prevoznik
Chief Financial Officer



Manish Paranjape
Chief Technology Officer

Independent Directors



Charlie Lee
Director



Melanie Pump
Director

Core Values

- Integrity
- Teamwork
- Trust
- Fairness
- Accountability
- Diversity and Inclusion

For full biographies of our Management team and Board of Directors, visit our website at www.btcs.com.

Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that verify and validate transactions.

Traditional vs. Blockchain Systems

Distributed ledgers allow for ownership of assets to be recorded through a **publicly shared registry**, eliminating the need for **central authorities** to certify ownership and clear transactions.



Centralized Ledger

Trust/consensus entrusted to **third-party intermediaries** (such as banks).



BTCS
Distributed Ledger

Trust / consensus is built into the Blockchain network and **secured by cryptography**.

How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses a consensus algorithm to **validate the transaction**.

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization and proliferation of information** on a global scale. Blockchains are ushering in an age of **asset digitization and transfer** without the need for trusted intermediaries (banks, exchanges, etc.)



The internet changed the way people communicate with each other.
Blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Next-Generation Blockchains
BTCS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

Next-Generation Blockchains

- Proof-of-Stake ("PoS") consensus
- ESG friendly
- Infrastructure powering:
  - Web 3 – Next evolution of internet
  - DeFi – Decentralized finance
  - NFTs – Smart contracts/non fungible/unique tokens
  - Metaverse – Virtual extension of world



1st Generation Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
SOLANA
ethereum
cosmos
Polkadot
NEAR
CARDANO
AVALANCHE
polygon
Tezos
KUSAMA

*The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Next-Generation PoS Opportunity & Relative Comparison

Web 3 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

1st Generation Blockchains

Bitcoin and gold are **storers of value**.

Gold Reserves
$11.8T[2]

Bitcoin
$318B[1]

Next-Generation PoS Blockchains

The internet's future can be transformed by next-generation blockchains that serve as the backbone of crypto assets and ownership in **Web 3**.

Estimated Internet Value
(conservative)
$30T

Top 4 Next-Generation Blockchains [3]
$167B[1]

Sources: (1) CoinMarketCap.com as of 12/31/2022, (2) world gold reserves according to World Gold Council (End-2021), (3) Includes Ethereum, Cardano, Polygon and Polkadot.
The above was prepared by BTCS and reflects solely the opinion of BTCS and its management..

Active Development Leading Indicator of Future Value*

The **significant increase** in both total developers and code commits on the Ethereum blockchain indicates its dominance and value proposition.


Monthly Active Developers Since Launch
Total Developers
4,000
3,000
2,000
1,000
0
Days Since First Commit
0
400
800
1,200
1,600
2,000
2,400
2,800
3,200
3,600
4,000
Ethereum
Polkadot
Solana
Cosmos
Bitcoin
Binance Smart Chain
Avalanche
NEAR
Terra
Flow
Stacks
Celo
Fantom
Polygon
Cardano
Tezos
Internet Computer

A **Commit** is an update to the code of a blockchain that is pushed to GitHub a public code repository. It's an indication of the level of software development.

Days Since First Commit is representative of when a blockchain was launched.

Source: Electric Capital, Developer Report, January-December 2021.
*Statements reflect solely the opinion of BTCS and its management. Active development may not lead to future value.

Ethereum vs Bitcoin Performance



MAX
10Y
5Y
1Y
YTD
6M
4,000.00%
3,000.00%
2,000.00%
1,000.00%
0.00%
2020
2021
2022
2023
2024
ETH-USD
BTC-USD

Key characteristics

	BTC-USD	ETH-USD
YTD Return	1.39%	10.65%
1Y Return	127.10%	78.04%
3Y Return (Ann)	5.47%	22.48%
5Y Return (Ann)	41.09%	52.93%
Sharpe Ratio	1.33	0.72
Daily Std Dev	37.76%	40.15%
Max Drawdown	-93.07%	-93.97%

Source: Portfolios Labs as of January 15, 2024
*Statements reflect solely the opinion of BTCS and its management. Active development may not lead to future value.

Importance of Custody in Today's Environment

It is more crucial than ever to **educate** the public on the importance of taking control of their crypto assets through self-custody. Non-custodial staking offers a **secure and rewarding** solution for managing and growing your crypto assets with full control of your private keys.

Safeguarding

The safeguarding of customer funds continues to be a hot topic in the news. In light of the recent collapses of crypto lending platforms and exchanges, including FTX, the phrase **"Not your keys, not your crypto",** has been more widely circulated. This phrase refers to the inherent risk of keeping crypto on exchanges that hold the private keys to your crypto assets.

Self-Custody

Non-custodial staking encourages holders of crypto to maintain control of their assets by moving them off-exchange and into more **secure digital wallets**, where crypto holders can control the security of their private keys instead of trusting unregulated third-parties.

Non-Custodial Staking

Staking from digital wallets enables you to participate in blockchain networks through delegation, creating the possibility to grow your holdings through staking rewards. This is considered **non-custodial staking,** as you retain control of your private keys during the delegation and staking process.

BTCS

Differentiating Non-Custodial Staking Model

Staking through BTCS's **StakeSeeker** platform is **non-custodial**, which differs from staking and earn programs offered by centralized crypto exchanges that have faced recent regulatory scrutiny.

Custodial Staking	vs.	Non-Custodial Staking
• Crypto exchanges create wallets for **accounts** set up **on exchange**		• Crypto holders purchase tokens on exchanges and transfer **off-exchange** to **digital wallets**
• Custodian has control over crypto assets (i.e. private keys) held in customer exchange accounts		• Users maintain control of private keys and direct staking activities from their wallets
• Users do not maintain (or control) private keys		• Users control safeguarding of their assets
• "Staked" assets are **pooled with others** by custodian (common enterprise)		• Validators do not take control of assets, so cannot pull them
• Actions of exchanges as **controller of customer assets and pool operator** result in expectation of profits from their efforts		• Operation of validator nodes is **ministerial in nature** and does not result in expectation of profits from efforts of others
• **Exchanges** determine the annual percentage return ("APR"), frequency **they distribute rewards** and have right to change at their discretion		• **Each blockchain** determines the reward frequency, unbonding periods, as well as APR and **distributes rewards directly** to the delegator
• Typically, higher transaction fees		• Lower transaction fees
coinbase kraken BINANCE		StakeSeeker by BTCS

BTCS

StakeSeeker

StakeSeeker's **AutoStake** feature enables delegators for certain networks to grant permission to a validator the responsibility to re-stake rewards on their behalf through security permissions of digital wallet.

By enabling AutoStake, rewards are compounded by being **automatically re-staked** up to twice a day back into the network at no cost to delegator.

AutoStake can be enabled for select networks supported by StakeSeeker with a few simple steps:

1. **Connect** to Keplr Wallet browser extension
2. **Delegate** to StakeSeeker node
3. **Enable** AutoStake through wallet permissions


The Power of Compounding
With AutoStake
Without AutoStake
Earnings
Time

Current AutoStake Enabled Networks

COSMOS KAVA AKASH

stakeseeker.com/autostake